NASDAQ: OFSI Exhibit 99.1

Forward Looking Statements
During the course of this presentation, management may make
projections and forward-looking statements regarding events or the future financial performance of Omni Financial Services, Inc. We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause Omni's actual results to differ materially from the anticipated results expressed in these forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect Omni's operating results in documents filed by Omni Financial Services, Inc. with the Securities and Exchange
Commission. Omni Financial Services, Inc. assumes no duty to update the forward-looking statements made in this presentation.

$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
2000 2001 2002 2003 2004 2005 2006 Q207
Omni - A History of Executing on Opportunities
March 2000:
Completed acquisition
of United National
Bank, a troubled,
minority-owned bank
in Fayetteville, NC
March 2001:
Formed Omni
Community
Development
Corporation
July 2005:
Acquired Georgia
Community Bank, a
three year-old
troubled financial
institution in Dalton,
GA
December
2002:
Established
Omni Capital,
a small
business
lending and
commercial
leasing
division
December
2004:  Opened
Chicago LPO
June 2004:
Acquired Florida
banking charter
and opened a
branch in
Tampa
June 2005:
Chicago LPO
converted into full-
service branch
1992: Commenced operations as a private redevelopment lender in Atlanta
1992 - 2000: Developed and implemented proprietary community redevelopment lending model
October
2006: IPO,
$33million
capital
infusion
April 2007:
Opened
Dallas LPO
November
2006:
Opened
Philadelphia
LPO
July 2007
Texas
banking
charter
approved

Stock Overview
IPO Date: September 28, 2006
NASDAQ Symbol: OFSI
Insider Ownership (1): 57.96%
Shares Outstanding (2): 11,218,148
Market Capitalization (1): $96.4 Million
Average Daily Volume (3): 19,274
Notes:
(1) As of 8/13/07
(2) As of 6/30/07
(3) Last 13 weeks per NASDAQ at 8/13/07

Omni Financial Overview
Strong Organic Growth Potential
–
Current markets, new markets
–
Atlanta
–
Chicago
–
Tampa
–
Philadelphia
–
Birmingham
–
Charlotte
–
Dallas, TX
–
Fayetteville, NC
–
Dalton, GA
Focused on Exceptional EPS and ROAE
- 5 year EPS CAGR 45.9%
(1)
- Targeted 15% EPS Growth Annually
- Target 15% ROAE by Early 2008
(1) For the five years ended December 31, 2006

Results – An Uncommonly High Performer
Omni is one of only 2
publicly traded banks that
meets these size, growth,
performance and asset
quality metrics
(1)
5 Year EPS CAGR > 40%
(FY2001 - FY2006)
Average ROAE > 13%
(FY2003 – FY2006)
Average NCOs / Avg. Loans < 0.20%
(FY2003
– FY2006)
5 Year Net Loan CAGR > 25%
(FY2001 – FY2006)
Assets < $1 Billion
All Publicly Traded
Banks (excludes
announced
acquisition targets)
Note: Omni’s financial results for FY 2001-2005 have been tax-effected.  FY 2006 excludes the tax credit resulting from the Company’s conversion to a C-Corporation.
(1) Based on all publicly-traded banks that have reported FY2006 earnings.
Source:  SNL Financial
14
(Omni = 13.7%)
45
(Omni = 0.17%)
54
(Omni = 49.1%)
756
1,062
2
(Omni = 45.9%)

$68.4
$103.6
$105.0
$144.5
Balance Sheet Growth
Unique Business Model and Attractive Markets
have Yielded Impressive Growth
22% 2007 YTD’07 net loan growth
48% net loan growth vs June 2006
CAGR: 38.2%
(1)
(1) 5.50 year CAGR measured through June 30, 2007
CAGR: 37.7%
(1)
$212.3
$317.7
$477.0
$702.8
$857.2
$0.0
$100.0
$200.0
$300.0
$400.0
$500.0
$600.0
$700.0
$800.0
$900.0
2001 2002 2003 2004 2005 2006 Q2 07
Total Assets ($ in millions)
$153.4
$222.6
$322.8
$494.8
$602.0
$0.0
$100.0
$200.0
$300.0
$400.0
$500.0
$600.0
$700.0
2001 2002 2003 2004 2005 2006 Q2 07
Net Loans ($ in millions)

$0.11
$0.23
$0.50
$0.51
$0.66
$0.36
$0.28
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
2002 2003 2004 2005 2006 YTD 06 YTD 07
Fully Diluted Earnings Per Share
Profitability
Growth in Net Income and Diluted EPS
(1)(2)
is
Our Primary Focus
16.0% YTD 2007 net income growth
(3)
(1) Net Income and Fully Diluted EPS presented on a pro forma tax equivalent basis
(2) FY 2004 was affected by an effective tax rate of 8.3% resulting from the contribution of a long-term capital asset to a local government
(3) Versus the six months ended June 30, 2006 after adjusting for Q106
$3.69M tax credit
(4) 50% additional common shares issued October 2006
$536
$1,500
$3,295
$3,385
$5,615
$2,725
$3,159
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
2002 2003 2004 2005 2006 YTD 06 YTD 07
Net Income ($ in thousands)
5-Year CAGR:
79.9%
5-Year CAGR:
45.9%

Profitability
Future Efficiency Gains will Enhance
Profitability
Significant infrastructure investment to support current operations
New corporate headquarters in Atlanta during 2005
198 current employees vs 64 in 2001
13 offices in 7 states vs 5 offices in 2 states in 2001
90.1%
89.1%
76.7%
67.5%
70.5%
62.7%
62.7%
0.00%
20.00%
40.00%
60.00%
80.00%
100.00%
2001 2002 2003 2004 2005 2006 YTD 07
Efficiency Ratio

Profitability
8.74%
9.31% 9.29%
9.42%
9.56%
9.77%
5.22%
5.11%
4.99%
4.92%
4.53%
4.17%
5.02%
4.98%
5.00%
4.69%
5.06%
4.96%
Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07
Earning Asset Yield Cost of Funds Net Interest Margin
Net Interest Margin calculated on a fully tax equivalent basis

11 Profitability $0 $500 $1,000 $1,500 $2,000 Q306 Q406 Q107 Q207 Deferred Income ($ in thousands) Deferred Fee Income Deferred Gain on Sale of OREO

Loan Portfolio Composition
100.0% $468,792 100.0% $502,590 100.0% $573,266 100.0% $612,496
Gross loans
0.7% 3,048 0.5% 2,375 0.4% 2,346 0.4% 2,614
Consumer
20.0% 93,888 20.3% 102,018 21.1% 120,704 20.1% 123,256
Commercial and industrial
4.3% 19,973 4.0% 20,254 3.4% 19,226 3.0% 18,385
Residential real estate
38.7% 181,248 36.6% 184,015 34.8% 199,595 36.3% 222,586
Commercial real estate
25.1% 117,504 26.3% 132,162 27.4% 156,863 28.5% 174,814
Community redevelopment
11.3% $53,132 12.3% $61,768 13.0% $74,531 11.6% $70,840
Real estate - construction
% of
Total 9/30/06
% of
Total 12/31/06
% of
Total 3/31/07
% of
Total 6/30/07 ($’s in thousands)

Loan Production by Product
$119,728 $118,506 $136,364 $128,204 Total Loan Production
31,255 24,260 18,124 22,384 Commercial and industrial
31,768 30,916 32,753 44,622 Commercial real estate
50,164 50,807 61,617 52,555 Community redevelopment
$6,541 $12,523 $23,870 $8,643 Real estate-construction
Q306 Q406 Q107 Q2 07
($'s in thousands)

Stringent Credit Administration
Vital Aspect of Omni's Culture
Problem loan workout experience
–
Acquired NPAs: United National
Bank, Georgia Community Bank
Dedicated legal staff
(1) Annualized
2.08%
0.94%
0.79%
1.52%
1.03%
1.58%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
2002 2003 2004 2005 2006 Q2 07
NPLs  / Gross Loans
0.22%
0.18%
0.10%
0.23%
0.17%
0.18%
0.00%
0.05%
0.10%
0.15%
0.20%
0.25%
2002 2003 2004 2005 2006 YTD 07
(1)
NCOs / Average Loans

Stringent Credit Administration
Ability to dispose of OREO
with minimal losses
(1) Annualized
3.86%
1.22%
1.08%
1.87%
1.69%
2.43%
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
2002 2003 2004 2005 2006 Q2 07
NPAs/Gross Loans and OREO
0.18%
0.20%
0.10%
0.06%
0.23%
0.27%
0.17%
0.16%
0.18%
0.19%
0.00%
0.05%
0.10%
0.15%
0.20%
0.25%
0.30%
0.35%
2003 2004 2005 2006 YTD 07 (1)
NCO & Gain/Loss on Sale of REO / Avg Loans and OREO
NCOs / Average Loans NCO & Gain/Loss on Sale of REO / Avg Loans and OREO

Undervalued Opportunity
Current Market Price (8/13/07) $8.59
Trading Multiples:
Value Multiple       Peer Multiple (4)
EPS (1) $0.60 14.32x 13.77x
Book Value (2) $6.41 134.01% 178.04%
Tangible BV Per Share (2) $5.89 145.84% 209.59%
Quarterly Dividend (2) $0.05
Annualized Dividend (3) $0.20 2.33% 1.18%
Notes:
(1) LTM diluted EPS.
(2) Based on 6/30/07 financial data
(3) Annualized dividend yield
(4) Peer group of 19 publicly traded banks of similar size and business strategy as defined in the Company’s 2006 CD&A.  Data per SNL as of
8/13/07.